UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 2, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

               Nevada                     0-17371              90-0196936
    (State or other jurisdiction        (Commission         (I.R.S. Employer
 of incorporation or organization)      File Number)      Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 7.01 Regulation FD Disclosure

         On August 2, 2006, Quest Resource Corporation announced its monthly statistics for certain operational information for the month of July 2006.

         The information for July 2006 and the prior six months is as follows:

                      January     February       March        April         May           June          July          Total
                       2006         2006         2006         2006          2006          2006          2006        since Nov.
                                                                                                                       2005
Production Wells        41           64           78           55            85            49            61            506
Drilled
Production Wells        48           48           55           49            57            72            72            417
Connected
Production Wells         2           16           21           17            16            11            17            126
Recompleted
SWD Wells Drilled        1            2            2            2            1             1              2             13
Pipeline               33.3         39.6         48.3          59            34           53.3          42.1          344.35
Installed (miles)
Gross Volumes        1,166,544    1,073,168    1,242,570    1,271,004     1,341,814    1,362,711    1,453,550(2)    11,102,299
Transported (mcf)
(1)
Net Acres Leased      4,376.74     4,215.22     6,280.54     5,451.19     15,797.52    10,158.43     9,898.06        61,369.73
----------------------

(1) Includes approximately 3,000 to 4,000 mcf/daily of natural gas that is transported on our gathering pipeline system for third parties. We receive approximately 30% of these volumes as compensation for transporting this natural gas

(2) Preliminary estimate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUEST RESOURCE CORPORATION


                                          By:   /s/ Jerry Cash
                                                -------------------------------
                                                Jerry Cash
                                                Chief Executive Officer

Date:  August 3, 2006
                                       2